                                                                     Exhibit 4.1
                            [GREENFIELD ONLINE LOGO]

    NUMBER                                                SHARES
    ------                                                ------
    SRVY-                                               COMMON STOCK
                                                     PAR VALUE $0.0001
                                                     CUSIP 395150 10 5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                            GREENFIELD ONLINE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that







is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.0001 PAR VALUE PER SHARE, OF

                            GREENFIELD ONLINE, INC.

                              CERTIFICATE OF STOCK

     The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies or which were on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof assents.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     In Witness Thereof, Greenfield Online, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunder affixed.

     Dated:


     /s/ Jonathan A. Flatow     [GREENFIELD ONLINE, INC.     /s/ Dean A. Wiltse
                  SECRETARY                SEAL]              PRESIDENT AND CEO


Countersigned and Registered:
                         REGISTRAR AND TRANSFER COMPANY
                                 (Cranford, NJ)
                                                                  Transfer Agent
                                                                   and Registrar

By
                                                            Authorized Signature

                            GREENFIELD ONLINE, INC.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM  -  as tenants in common
     TEN ENT  -  as tenants by the entities
     JT TEN   -  as joint tenants with right of
                 survivorship and not as tenants
                 in common


     UNIF GIFT MIN ACT - _______________ Custodian _______________
                             (Cust)                     (Minor)
                         under Uniform Gifts to Minors

                         Act ________________________
                                      (State)

    Additional abbreviations may also be used though not in the above list.




     For value received, ___________________ hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

  _______________________________________

  _______________________________________


  _____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITER NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  _____________________________________________________________________________

  _______________________________________________________________________ shares

  _____________________________________________________________________________
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  _____________________________________________________________________ Attorney
  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


  Dated _____________________________




                            ___________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.